UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       August 28, 2002
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

          4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.           Other Events

     On August 28, 2002, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Reports August Comparable Sales." The press release contained the following information.




                                                           FOR IMMEDIATE RELEASE


Contact:  Carol DiRaimo,
          Director of Investor Relations
          (913) 967-4109


            Applebee's International Reports August Comparable Sales

Overland  Park,  Kan.,  August  28,  2002  --  Applebee's  International,   Inc.
(Nasdaq:APPB) today reported comparable sales for the four-week period ended August 25, 2002.

System-wide comparable sales increased 1.9 percent for the August period, and comparable sales for franchise restaurants increased 2.2 percent. Comparable sales for company restaurants increased 0.8 percent, reflecting an increase in guest traffic of approximately 2.5 percent, combined with a lower average check. August comparable sales were positively impacted by the company's All You Can Eat Riblets promotion, which began on August 12th as part of the current Hometown BBQ campaign.

System-wide comparable sales for the quarter-to-date period (eight weeks) have increased 1.7 percent, with franchise and company restaurant comparable sales up
2.0 percent and 0.6 percent, respectively.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill and Bar brand, the largest casual dining concept in the world. There are currently 1,449 Applebee's restaurants operating system-wide in 49 states and seven international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).




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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              APPLEBEE'S INTERNATIONAL, INC.
                                              (Registrant)


Date:    August 28, 2002                    By: /s/  Steven K. Lumpkin
         ---------------------                 ------------------------
                                               Steven K. Lumpkin
                                               Executive Vice President and
                                               Chief Financial Officer



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